SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        October 25, 2002
                                                  ------------------------------

                            U.S.B. HOLDING CO., INC.
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             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                      1-5027                  36-3197969
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(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)               File Number)           Identification No.)



100 DUTCH HILL ROAD, ORANGEBURG, NEW YORK                              10962
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(Address of Principal Executive Offices)                             (Zip Code)


(Registrant's telephone number, including area code)       (845) 365-4600
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

As previously reported on October 29, 2002, U.S.B. Holding Co., Inc., the parent company of Union State Bank, realized security gains on available for sale investment securities sold on October 25, 2002. The realized gains from the sale of approximately $100.0 million of investment securities were approximately $3.2 million before income taxes and approximately $1.9 million after income taxes.

ITEM 7.  EXHIBIT LIST

Exhibit No.                Description
--------------------------------------
    99.1                        U.S.B. Holding Co., Inc., Parent Company of
                           Union State Bank, clarifies realized gains on sale transaction of available for sale investment securities.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              U.S.B. HOLDING CO., INC.

                                              By:      /s/ Thomas E. Hales
                                                  ------------------------------
                                                  Name: Thomas E. Hales
                                                  Title: Chairman of the Board,
                                                         President and C.E.O.
Date:   October 30, 2002

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.    DESCRIPTION                                   SEQUENTIAL PAGE NO.
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   99.1        U.S.B. Holding Co., Inc., Parent Company               4
               of Union State Bank, clarifies realized gains on sale transaction of available for sale investment securities.